Exhibit 10.1

EXECUTION VERSION

DEERE & COMPANY

JOHN DEERE CAPITAL CORPORATION

JOHN DEERE BANK S.A.

FIRST AMENDMENT

Dated as of February 25, 2013

to the

$1,500,000,000

MULTI-YEAR

CREDIT AGREEMENT

J.P. MORGAN SECURITIES LLC and MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED,

as Lead Arrangers and Bookrunners

FIRST AMENDMENT

FIRST AMENDMENT, dated as of February 25, 2013 (this “Amendment”), to the $1,500,000,000 Multi-Year Credit Agreement, dated as of February 27, 2012 (as may be further amended, modified, restated and supplemented, the “Existing Credit Agreement”), among DEERE & COMPANY, a Delaware corporation, JOHN DEERE CAPITAL CORPORATION, a Delaware Corporation and JOHN DEERE BANK S.A., a Luxembourg société anonyme (collectively with Deere & Company and John Deere Capital Corporation, the “Borrowers”), the several financial institutions parties thereto (the “Banks”, and individually, a “Bank”), the several agents parties thereto and JPMORGAN CHASE BANK, N.A., as administrative agent (the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, pursuant to the Existing Credit Agreement, the Banks have agreed to make certain loans and other extensions of credit to the Borrowers;

WHEREAS, the Borrowers have requested that certain provisions of the Existing Credit Agreement be amended as set forth herein; and

WHEREAS, the Majority Banks are willing to agree to such amendments on the terms set forth herein;

NOW, THEREFORE, the parties hereto hereby agree as follows:

SECTION 1.   Defined Terms.  Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Existing Credit Agreement.

SECTION 2.   Amendments to Section 1.  Section 1.1 of the Existing Credit Agreement is hereby amended by:

(a)  Modifying the definition of “GAAP” by deleting the phrase “October 31, 2011” and inserting in lieu thereof the phrase “October 31, 2012”.

(b)  Modifying the definition of “Interest Payment Date” by deleting the phrase “six months” and inserting in lieu thereof the phrase “greater than three months”.

SECTION 3.   Amendment to Section 2.1.  Section 2.1(f) of the Existing Credit Agreement is hereby amended in its entirety as follows:

(f)  Each Bank may, at its option, make any Loan available to JD Luxembourg by causing any foreign or domestic branch or affiliate of such Bank to make such Loan; provided that any exercise of such option (i) shall not affect the obligation of JD Luxembourg to repay such Loan in accordance with the terms of this Agreement and (ii) shall not result in any adverse consequences to the Borrowers.

2

SECTION 4.   Amendment to Section 2.2.  Section 2.2(b) of the Existing Credit Agreement is hereby amended by deleting the phrase “1111 Fannin Street, 10th Floor, Houston, Texas 77002, Attention:  Thai Pham, Telephone:  (713) 750-2884, Facsimile:  (713) 750-2956” and inserting in lieu thereof the phrase “as Administrative Agent, 500 Stanton Christiana Road, Ops 2, Floor 03, Newark, Delaware, 19713, Attention:  Pranay Tyagi, Telephone:  (302) 634-8799, Facsimile:  (302) 634-8459”.

SECTION 5.   Amendment to Section 2.16.  Section 2.16(c) of the Existing Credit Agreement is hereby amended by deleting the proviso therein in its entirety and replacing it with the following:

provided that during the period from the Closing Date through February 26, 2013 and, commencing February 27, 2013, during each one-year period thereafter to and including the Termination Date (each, a “Deal Year”), the aggregate Commitments of Banks which are terminated pursuant to this subsection 2.16(c) and are not replaced during such Deal Year pursuant to subsection 2.19 shall not exceed 33-1/3% of the aggregate Commitments in effect on the first day of such Deal Year of Banks which were not Objecting Banks on such first day”.

SECTION 6.   Amendment to Section 2.20.

(a)  Section 2.20(a) of the Existing Credit Agreement is hereby amended by deleting the second sentence therein and replacing it with the following: “Any such Commitment Increase Notice must offer each Bank the opportunity to subscribe for its pro rata share of the increased Commitments; provided, however, the Borrowers may, with the consent of the Administrative Agent (which consent shall not be unreasonably withheld or delayed), without offering to each Bank the opportunity to subscribe for its pro rata share of the increased Commitments, offer to any existing Bank or any bank or other financial institution that is not an existing Bank the opportunity to provide a new Commitment pursuant to paragraph (b) below if the aggregate amount of all Commitments made hereunder pursuant to this proviso which will be in effect when such new Commitment becomes effective does not exceed $1,000,000,000 subject to subsection 2.20(f).”.

(b)  Section 2.20(f) of the Existing Credit Agreement is hereby amended by deleting the amount “$2,000,000,000” and inserting in lieu thereof the amount “$2,500,000,000”.

SECTION 7.   Amendments to Section 3.1.  Section 3.1 of the Existing Credit Agreement is hereby amended by deleting the phrase “October 31, 2011” and inserting in lieu thereof the phrase “October 31, 2012”.

SECTION 8.   Amendment to Section 8.  Section 8 of the Existing Credit Agreement is hereby amended by:

(a)  Inserting the word “or” following the semicolon at the end of Section 8(h).

(b)  Inserting the following Section 8(i) immediately following the existing Section 8(h):

“(i)       So long as any Luxembourg Obligations remain outstanding or JD Luxembourg is a party to this Agreement, the guaranty in Section 2.27 shall cease, for any reason, to be in full force and effect or any Borrower shall so assert;”.

SECTION 9.   Amendment to Section 10.1.  Section 10.1 of the Existing Credit Agreement is hereby amended by adding the following provision at the end of the first sentence thereof:

3

“, or (f) so long as any Luxembourg Obligations remain outstanding or JD Luxembourg is a party to this Agreement, release Capital Corporation from its guarantee obligations under Section 2.27 without the written consent of each Bank”

SECTION 10.   Amendment to Section 10.2.

(a)  Section 10.2 of the Existing Credit Agreement is hereby amended by deleting the notice address:

JPMorgan Chase Bank, N.A.
Attention:  Thai Pham
1111 Fannin Street, 10th Floor
Houston, Texas 77002
Telephone:  (713) 750-2884
Facsimile:  (713) 750-2956

and inserting in lieu thereof the notice address:

JPMorgan Chase Bank, N.A., as Administrative Agent
Attention:  Pranay Tyagi
500 Stanton Christiana Road, Ops 2, Floor 03
Newark, Delaware  19713
Telephone:  302-634-8799
Facsimile:  302-634-8459

(b)  Section 10.2 of the Existing Credit Agreement is hereby further amended by deleting the notice address:

J.P. Morgan Europe Limited
125 London Wall
London, EC2Y 5AJ
England
Telephone: +44 20 7777 2360/2085
Facsimile: +44 20 7777 2355

and inserting in lieu thereof the notice address:

J.P. Morgan Europe Limited
Floor 6
25 Bank Street
Canary Warf
London, E14 5JP
United Kingdom
Telephone: +44 20 7742 9941
Facsimile: +44 20 7777 2360

SECTION 11.   Amendment to Exhibits.  Exhibits A, B, C, D and I of the Existing Credit Agreement are hereby amended by deleting the address “1111 Fannin Street, 10th Floor, Houston, Texas  77002, Attention: Thai Pham” and inserting in lieu thereof the address “500 Stanton Christiana Road, Ops 2, Floor 03, Newark, Delaware, 19713, Attention:  Pranay Tyagi, Telephone:  (302) 634-8799, Facsimile:  (302) 634-8459”.

4

SECTION 12.   Effective Date.  This Amendment shall become effective on the date (the “First Amendment Effective Date”) on which the Administrative Agent shall have received a counterpart of this Amendment, executed and delivered by a duly authorized officer of each of the Borrowers and the Majority Banks, other than the receipt by the Administrative Agent of a counterpart hereof executed by JD Luxembourg; until such counterpart is received, no Loans shall be made to JD Luxembourg.

SECTION 13.   Expenses.  The Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transaction contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

SECTION 14.   Representations and Warranties.  The Borrowers hereby represent and warrant that (a) each of the representations and warranties made in Section 3 of the Credit Agreement shall be, after giving effect to this Amendment, true and correct in all material respects as if made on and as of the First Amendment Effective Date except to the extent such representations and warranties expressly relate to an earlier date and (b) after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing on and as of the First Amendment Effective Date.

SECTION 15.   GOVERNING LAW; WAIVER OF JURY TRIAL.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.  EACH PARTY HERETO HEREBY AGREES AS SET FORTH IN SECTIONS 10.10 AND 10.11 OF THE CREDIT AGREEMENT AS IF SUCH SECTIONS WERE SET FORTH IN FULL HEREIN.

SECTION 16.   Amendments; Execution in Counterparts.  (a) This Amendment shall not constitute an amendment of any other provision of the Existing Credit Agreement not referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of the Borrowers that would require a waiver or consent of the Banks or the Administrative Agent.  Except as expressly amended hereby, the provisions of the Existing Credit Agreement are and shall remain in full force and effect.

(b)        This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including by facsimile or other electronic transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

DEERE & COMPANY

By:
Name:
Title:

JOHN DEERE CAPITAL CORPORATION

By:
Name:
Title:

JOHN DEERE BANK S.A.

By:
Name:
Title:

By:
Name:
Title:

[Signature Page to First Amendment to Deere & Company Multi-Year Credit Agreement]

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent and a Bank

By:
Name:
Title:

[Signature Page to First Amendment to Deere & Company Multi-Year Credit Agreement]

[BANK NAME], as a Bank

By:
Name:
Title:

[Signature Page to First Amendment to Deere & Company Multi-Year Credit Agreement]